UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2005


                             ----------------------
                             INFOSEARCH MEDIA, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                333-97385                         90-0002618
         (Commission File Number)     (IRS Employer Identification No.)


              4086 Del Rey Avenue, Marina Del Rey, California 90292
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (310) 437-7380
                                 --------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 22, 2005, the Registrant announced a change in its executive management team. In connection with such change, the Registrant's current Chief Executive Officer and Chairman, Steve Lazuka, relinquished his duties related to those positions and assumed the duties and responsibilities of Chief Strategy Officer. Mr. Lazuka will remain a member of the Registrant's Board of Directors. In addition to the change in Mr. Lauzka's responsibilities, Mr. George Lichter was engaged as the new Chief Executive Officer and appointed to the Board of Directors and Claudio Pinkus was appointed as the new Chairman of the Board of Directors. In connection with these management changes, Mr. Michael Ruben resigned from the Board.

A summary of the material terms of each of the definitive agreements and arrangements entered into as a result of such management change is provided below. The definitive agreements are filed as exhibits to this Current Report on Form 8-K (the "Current Report").

(1)   Employment Agreement with George Lichter

On August 23, 2005, the Registrant entered into an employment agreement with George Lichter as Chief Executive Officer (the "Lichter Employment Agreement"). The full text of the Lichter Employment Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by this reference. The following discussion provides a summary of the material terms of the Lichter Employment Agreement which discussion is qualified in its entirety by reference to the entire text of the Lichter Employment Agreement.

The Lichter Employment Agreement provides for an initial annual base salary of $150,000 and an annual performance-based bonus of up to $150,000. The Agreement also provides for annual reviews of such salary by the Registrant's Board of Directors who shall determine, based on the operating performance of the Registrant, whether an upward adjustment to such annual salary is appropriate.

The Registrant granted Mr. Lichter, under the Registrant's 2004 Stock Option Plan (the "Plan"), a restricted stock award representing 675,000 shares of common stock of the Registrant (the "Common Stock"), of which 225,000 shares will vest on September 23, 2005 and the remaining shares will vest in three installments of 150,000 shares each on February 23, 2006, April 23, 2006 and August 23, 2006, provided that Mr. Lichter's employment has not been terminated by the Registrant for cause or Mr. Lichter has not terminated his employment for other than good reason under circumstances where he has also been removed or has resigned from the Board.

The Registrant has agreed to allow Mr. Lichter to participate, as a selling stockholder, in any financing transaction undertaken by the Registrant for the purpose of satisfying the tax liability incurred by Mr. Lichter as a result of the restricted stock award. In the event that the Registrant has not completed a financing transaction in which Mr. Lichter participates by the due date of such tax liability, the Registrant has agreed to pay such liability on Mr. Lichter's behalf. The Registrant's obligations related to such tax liability are conditioned on Mr Lichter's filing of a Section 83(b) election within 15 business days of the date or the restricted stock award.

The Registrant has agreed to allow Mr. Lichter to continue to serve as an officer and director of MCS Ventures and Yoga Works, Inc., but only to the extent that Mr. Lichter's continued service does not materially interfere with the performance of his duties to the Registrant.

(2)   Amendment to Employment Agreement with Steve Lazuka

On December 29, 2004, the Registrant entered into an employment agreement (the "Lazuka Employment Agreement") with Steve Lazuka as President, Chief Executive Officer, and Chairman. The Lazuka Employment Agreement was filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the Commission on January 4, 2005. The following discussion provides a summary of the material terms of the Lazuka Employment Agreement and is qualified in its entirety by reference to the full text of the Lazuka Employment Agreement which is incorporated herein by this reference.

The Lazuka Employment Agreement provides for an initial annual base salary of $175,000, annual increases on such salary of a minimum of 10% and an annual performance-based bonus of up to $175,000. In connection with the execution of the Lazuka Employment Agreement, the Registrant granted to Mr. Lazuka an option to purchase 600,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date of grant which vests over a three year period.

The Lazuka Employment Agreement became effective as of December 31, 2004 and has a term of two years terminating on December 31, 2006, subject to extension or earlier termination.

The Lazuka Employment Agreement entitles Mr. Lazuka to severance pay in an amount equal to the amount of his base annual salary as of the termination date, any bonus earned as of the termination date, 12 months of coverage on all health and benefits coverage provided to Mr. Lazuka as of the termination date and acceleration on the vesting date of all stock options granted to Mr. Lazuka if Mr. Lazuka terminates his employment with the Registrant for good reason or has his employment terminated by the Registrant without cause. Mr. Lazuka has served as the Registrant's President and Chief Executive Officer and Chairman since December 31, 2004.

On August 23, 2005, Mr. Lazuka relinquished his duties as President and Chief Executive Officer and Chairman and assumed the duties and responsibilities of Chief Strategy Officer and agreed to continue serving on the Board of Directors as a director. The Registrant and Mr. Lazuka memorialized such assumption and relinquishment in a written amendment to the Lazuka Employment Agreement. The full text of the amendment is filed as Exhibit 10.2 to this Current Report and is incorporated herein by this reference. The following discussion summarizes the material changes made to the Lazuka Employment Agreement by such amendment and is qualified in its entirety by reference to the full text of the amendment as filed herewith.

The amendment reaffirms all of the provisions of the Lazuka Employment Agreement including those establishing the term of employment and compensation payable to Mr. Lazuka. The amendment revises Mr. Lazuka's position and title from President and Chief Executive Officer to Chief Strategy Officer and from Chairman to Director.

The amendment adds certain new rights and obligations to the Lazuka Employment Agreement the most significant of which obligate the Registrant to include in any financing transaction undertaken by the Registrant up to 1 million shares of Common Stock owned by Mr. Lazuka. The Registrant also agreed to include all shares of Common Stock owned by Mr. Lazuka that are not sold in such a financing transaction in any registration statement filed with the Commission by the Registrant (other than a registration statement filed solely to register an employee compensation plan on a Form S-8) and provided Mr. Lazuka the right to demand such registration in the event the Registrant fails to register such shares within 12 months. Mr. Lazuka has agreed to execute a standard lock-up agreement related to the Common Stock owned by Mr. Lazuka for a period of 12 months.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b) Resignation of Director and Principal Executive Officer

(1)   Resignation of Michael Ruben as Director

On August 22, 2005, Michael Ruben resigned as a member of the Registrant's Board of Directors. The resignation of Mr. Ruben was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

(2)   Resignation of Steve Lazuka as Chief Executive Officer

On August 22, 2005, in connection with his assumption of the duties and responsibilities associated with the office of Chief Strategy Officer, Steve Lazuka relinquished his duties as President and Chief Executive Officer. On the same date, Mr. Lazuka relinquished as Chairman of the Board of Directors but continues serving as a member of the Board of Directors.

Item 5.02(c) Appointment of Principal Executive Officer

On August 22, 2005, the Registrant announced the appointment of George Lichter as its Chief Executive Officer, effective as of August 23, 2005, which appointment was memorialized by the execution of the Lichter Employment Agreement. The information provided under Item 1.01 above under the section captioned "Employment Agreement of George Lichter" provides a summary of the material terms of the Lichter Employment Agreement and is incorporated into this Item by this reference.

Business Experience and Directorships: Mr. Lichter's business experience during the past five years and any other directorships held by Mr. Lichter in public companies is provided below:

Mr. Lichter served as President of Ask Jeeves International, and chief executive officer of Ask Jeeves UK, from 1999 to 2002. After departing Ask Jeeves, Mr. Lichter co-founded and served as co-chief executive officer and as a director of Whole Body/Yoga Works, a national family of yoga and fitness centers, from 2002 to the present. Mr. Lichter will remain involved with Whole Body/Yoga Works as co-chairman of continue to serve on its board of directors. Mr. Lichter graduated from UCLA with a B.A. and Stanford Law School with a J.D.

Family Relationships: There are no family relationships between Mr. Lichter and any of the other executive officers or directors of the Registrant.

Related Party Transactions: During the past two years, the Registrant has not been a party to any transactions, or proposed transactions, in an amount greater than $60,000 which Mr. Lichter has, or had, a material interest.

Item 5.02(d) Election of New Director

(1)   Election of George Lichter to the Board

On August 22, 2005, the Board of Directors, in connection with the Registrant's engagement of George Lichter as its Chief Executive Officer, elected Mr. Lichter as a Director effective as of August 23, 2005.

Claudio Pinkus, Director, introduced Mr. Lichter as a potential candidate to the Registrant. Messrs. Pinkus and Lichter were employed during the same period in executive management roles with Ask Jeeves. After performing the due diligence that the members of the Board of Directors determined, in their reasonable business judgment, was appropriate under the circumstances, the Board of Directors, decided to engage Mr. Lichter as the Registrant's Chief Executive Officer and elect Mr. Lichter to the Board of Directors.

Family Relationships: There are no family relationships between Mr. Lichter and any of the other executive officers or directors of the Registrant.

Related Party Transactions: During the past two years, the Registrant has not been a party to any transactions, or proposed transactions, in an amount greater than $60,000 which Mr. Lichter has, or had, a material interest.

(2)   Election of Claudio Pinkus as Chairman

On the same date, the Board of Directors elected, effective as of August 23, 2005, Claudio Pinkus as Chairman of the Board of Directors to serve in such capacity until the election of his successor by the Registrant's stockholders or his earlier resignation or removal.

In consideration for his services in such capacity, Mr. Pinkus will receive an annual stipend of $100,000 and a restricted stock award representing 675,000 shares of Common Stock, of which 225,000 shares will vest on September 23, 2005 and the balance will vest in three installments of 150,000 shares each on February 23, 2006, April 23, 2006 and August 23, 2006, provided that Mr. Pinkus has not been removed as Chairman for reasons that would constitute "cause" had Mr. Pinkus been an employee of the Registrant or Mr. Pinkus has not resigned for other than good reason.

The Registrant has agreed to allow Mr. Pinkus to participate, as a selling stockholder, in any financing transaction undertaken by the Registrant for the purpose of satisfying the tax liability incurred by Mr. Pinkus as a result of issuing the restricted stock award and in the event that the Registrant has not undertaken a financing transaction by the due date of such tax liability, the Registrant has agreed to pay such liability on Mr. Pinkus' behalf. The Registrant's obligations related to such tax liability are conditioned on Mr Pinkus' filing of a Section 83(b) election within 15 business days the date of Mr. Pinkus' appointment.

Family Relationships: There are no family relationships between Mr. Pinkus and any of the other executive officers or directors of the Registrant.

Related Party Transactions: During the past two years, the Registrant has not been a party to any transactions, or proposed transactions, in an amount greater than $60,000 which Mr. Pinkus has, or had, a material interest.

Item 9.01 Financial Statements and Exhibits.

Item 9.01(c) Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

--------------------------------------------------------------------------------
Exhibit No.    Description
--------------------------------------------------------------------------------
10.1           Employment  Agreement,  dated  as of  August  23,  2005,  between
               InfoSearch Media, Inc. and George Lichter
--------------------------------------------------------------------------------
10.2           Amendment,  dated as of August 23, 2005, to Employment Agreement, dated as of December 31, 2004, between InfoSearch Media, Inc. and
               Steve Lazuka
--------------------------------------------------------------------------------
99.1           Press Release dated August 22, 2005
--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2005            INFOSEARCH MEDIA, INC.


                                  By: /s/ Frank Knuettel, II
                                      --------------------------------
                                      Name:  Frank Knuettel, II
                                      Title: Chief Financial Officer

Exhibit Index

--------------------------------------------------------------------------------
Exhibit No.    Description
--------------------------------------------------------------------------------
10.1           Employment  Agreement,  dated  as of  August  23,  2005,  between
               InfoSearch Media, Inc. and George Lichter
--------------------------------------------------------------------------------
10.2           Amendment,  dated as of August 23, 2005, to Employment Agreement, dated as of December 31, 2004, between InfoSearch Media, Inc. and
               Steve Lazuka
--------------------------------------------------------------------------------
99.1           Press Release dated August 22, 2005
--------------------------------------------------------------------------------